SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           October 5, 2004

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14787	38-3430473

(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)

(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.(a) - Press Release, Dated October 5, 2004

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today Delphi Corporation issued revised guidance for the third quarter and the calendar year 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Attached herein as Exhibit 99(a) is the press release dated October 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: October 5, 2004	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan, Chief Accounting Officer and Controller)

2

Exhibit Index

Exhibit No.	Description
99(a)	Press release dated October 5, 2004